                                                                     EXHIBIT 4.2

================================================================================




                           BURLINGTON RESOURCES INC.,

                                   ----------

                                   as Issuer


                                      and

                                   ----------

                                CITIBANK, N.A.,

                                   as Trustee



                                   INDENTURE


                           Dated as of [       ], [ ]



                          SUBORDINATED DEBT SECURITIES





================================================================================

                            BURLINGTON RESOURCES INC.
                              CROSS-REFERENCE SHEET

                  This Cross-Reference Sheet shows the location in this Indenture of the provisions inserted pursuant to Sections 310-318(a), inclusive, of the Trust Indenture Act of 1939, as amended. This Cross-Reference Sheet shall not, for any purpose, be deemed to be a part of this Indenture.

Trust Indenture                                                                     Indenture
  Act Section                                                                        Section
---------------                                                                     ---------
Section 310(a)(1),(2)......................................................         6.09
           (a)(3),(4)......................................................         Not Applicable
           (a)(5)..........................................................         6.09
           (b).............................................................         6.08, 6.10
           (c).............................................................         Not Applicable
Section 311(a),(b).........................................................         6.13
           (c).............................................................         Not Applicable
Section 312(a).............................................................         7.01, 7.02(a)
           (b).............................................................         7.02(b)
           (c).............................................................         7.02(c)
Section 313(a)(1)-(4),(6)-(8)..............................................         7.03(a)
           (a)(5)..........................................................         Not Applicable
           (b)(1)..........................................................         Not Applicable
           (b)(2)..........................................................         7.03(b)
           (c),(d).........................................................         7.03
Section 314(a).............................................................         7.04
           (b).............................................................         Not Applicable
           (c)(1),(2)......................................................         1.03
           (c)(3)..........................................................         Not Applicable
           (d).............................................................         Not Applicable
           (e).............................................................         1.03
           (f).............................................................         Not Applicable
Section 315(a).............................................................         6.01(a)
           (b).............................................................         6.02
           (c).............................................................         6.01(b)
           (d).............................................................         6.01(c)
           (d)(1)..........................................................         6.01(a)
           (d)(2)..........................................................         6.01(c)(2)
           (d)(3)..........................................................         6.01(c)(3)
           (e).............................................................         5.14
Section 316(a).............................................................         1.01
           (a)(1)(A).......................................................         5.12
           (a)(1)(B).......................................................         5.13
           (a)(2)..........................................................         Not Applicable
           (b).............................................................         5.08
Section 317(a)(1)..........................................................         5.03
           (a)(2)..........................................................         5.04
           (b).............................................................         10.03
Section 318(a).............................................................         1.08

                                TABLE OF CONTENTS

                                                                                                           Page
                                                                                                           ----
                                                    ARTICLE ONE

                                        DEFINITIONS AND OTHER PROVISIONS
                                             OF GENERAL APPLICATION

SECTION 1.01.              Definitions........................................................................1
SECTION 1.02.              Incorporation by Reference of Trust Indenture Act..................................8
SECTION 1.03.              Compliance Certificates and Opinions...............................................9
SECTION 1.04.              Form of Documents Delivered to Trustee.............................................9
SECTION 1.05.              Acts of Holders...................................................................10
SECTION 1.06.              Notices, Etc., to Trustee and Company.............................................11
SECTION 1.07.              Notices to Holders; Waiver........................................................12
SECTION 1.08.              Conflict With Trust Indenture Act.................................................12
SECTION 1.09.              Effect of Headings and Table of Contents..........................................13
SECTION 1.10.              Successors and Assigns............................................................13
SECTION 1.11.              Separability Clause...............................................................13
SECTION 1.12.              Benefits of Indenture.............................................................13
SECTION 1.13.              Governing Law.....................................................................13
SECTION 1.14.              Legal Holidays....................................................................13

                                                    ARTICLE TWO

                                                FORM OF SECURITIES

SECTION 2.01.              Forms Generally...................................................................14
SECTION 2.02.              Form of Trustee's Certificate of Authentication...................................15


                                                  ARTICLE THREE

                                                 THE SECURITIES

SECTION 3.01.              Title and Terms...................................................................15
SECTION 3.02.              Denominations.....................................................................18
SECTION 3.03.              Execution, Authentication, Delivery and Dating....................................18
SECTION 3.04.              Temporary Securities..............................................................20
SECTION 3.05.              Registration; Registration of Transfer and Exchange...............................20
SECTION 3.06.              Mutilated, Destroyed, Lost and Stolen Securities..................................22

                                                                                                           Page
                                                                                                           ----
SECTION 3.07.              Payment of Interest; Interest Rights Preserved....................................23
SECTION 3.08.              Persons Deemed Owners.............................................................25
SECTION 3.09.              Cancellation......................................................................25
SECTION 3.10.              Computation of Interest...........................................................25
SECTION 3.11.              CUSIP Numbers.....................................................................25
SECTION 3.12.              Book-Entry Provisions for Global Security.........................................26


                                                   ARTICLE FOUR

                                   SATISFACTION AND DISCHARGE; UNCLAIMED MONEYS

SECTION 4.01.              Satisfaction and Discharge of Indenture...........................................27
SECTION 4.02.              Deposited Moneys To Be Held in Trust by Trustee...................................30
SECTION 4.03.              Paying Agent To Repay Moneys Held.................................................31
SECTION 4.04.              Return of Unclaimed Moneys........................................................31
SECTION 4.05.              Reinstatement.....................................................................31


                                                   ARTICLE FIVE

                                                     REMEDIES

SECTION 5.01.              Events of Default.................................................................32
SECTION 5.02.              Acceleration of Maturity; Rescission and Annulment................................33
SECTION 5.03.              Collection of Indebtedness and Suits for Enforcement by Trustee...................35
SECTION 5.04.              Trustee May File Proofs of Claim..................................................36
SECTION 5.05.              Trustee May Enforce Claims Without Possession of Securities.......................37
SECTION 5.06.              Application of Money Collected....................................................37
SECTION 5.07.              Limitation on Suits...............................................................37
SECTION 5.08.              Unconditional Right of Holders To Receive Principal and Interest..................38
SECTION 5.09.              Restoration of Rights and Remedies................................................39
SECTION 5.10.              Rights and Remedies Cumulative....................................................39
SECTION 5.11.              Delay or Omission Not Waiver......................................................39
SECTION 5.12.              Control by Holders................................................................39
SECTION 5.13.              Waiver of Past Defaults...........................................................40
SECTION 5.14.              Undertaking for Costs.............................................................40

                                                                                                           Page
                                                                                                           ----
                                                     ARTICLE SIX

                                                     THE TRUSTEE

SECTION 6.01.              Certain Duties and Responsibilities...............................................41
SECTION 6.02.              Notice of Defaults................................................................42
SECTION 6.03.              Certain Rights of Trustee.........................................................43
SECTION 6.04.              Not Responsible for Recitals or Issuance of Securities............................44
SECTION 6.05.              May Hold Securities...............................................................45
SECTION 6.06.              Money Held in Trust...............................................................45
SECTION 6.07.              Compensation and Reimbursement....................................................45
SECTION 6.08.              Disqualification; Conflicting Interests...........................................46
SECTION 6.09.              Corporate Trustee Required; Eligibility...........................................46
SECTION 6.10.              Resignation and Removal; Appointment of Successor.................................47
SECTION 6.11.              Acceptance of Appointment by Successor............................................48
SECTION 6.12.              Merger, Conversion, Consolidation or Succession to Business.......................50
SECTION 6.13.              Preferential Collection of Claims Against Company.................................50
SECTION 6.14.              Trustee's Application for Instructions from the Company...........................51


                                                    ARTICLE SEVEN

                                  HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

SECTION 7.01.              Company To Furnish Trustee Names and Addresses of Holders.........................51
SECTION 7.02.              Preservation of Information; Communications to Holders............................52
SECTION 7.03.              Reports by Trustee................................................................52
SECTION 7.04.              Reports by Company................................................................52


                                                    ARTICLE EIGHT

                                 CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

SECTION 8.01.              Company May Consolidate, Etc., Only on Certain Terms..............................53
SECTION 8.02.              Successor Corporation Substituted.................................................54

                                                                                                           Page
                                                                                                           ----
                                                     ARTICLE NINE

                                               SUPPLEMENTAL INDENTURES

SECTION 9.01.              Supplemental Indentures Without Consent of Holders................................55
SECTION 9.02.              Supplemental Indentures With Consent of Holders...................................55
SECTION 9.03.              Execution of Supplemental Indentures..............................................57
SECTION 9.04.              Effect of Supplemental Indentures.................................................57
SECTION 9.05.              Conformity With Trust Indenture Act...............................................57
SECTION 9.06.              Reference in Securities to Supplemental Indentures................................57


                                                     ARTICLE TEN

                                                      COVENANTS

SECTION 10.01.             Payment of Principal and Interest.................................................58
SECTION 10.02.             Maintenance of Office or Agency...................................................58
SECTION 10.03.             Money for Security Payments To Be Held in Trust...................................58
SECTION 10.04.             Limitation on Liens...............................................................59
SECTION 10.05.             Waiver of Certain Covenants.......................................................63


                                                   ARTICLE ELEVEN

                                              REDEMPTION OF SECURITIES

SECTION 11.01.             Applicability of Article..........................................................64
SECTION 11.02.             Election To Redeem; Notice to Trustee.............................................64
SECTION 11.03.             Selection by Trustee of Securities To Be Redeemed.................................65
SECTION 11.04.             Notice of Redemption..............................................................65
SECTION 11.05.             Deposit of Redemption Price.......................................................66
SECTION 11.06.             Securities Payable on Redemption Date.............................................66
SECTION 11.07.             Securities Redeemed in Part.......................................................67


                                                   ARTICLE TWELVE

                                                   SINKING FUNDS

SECTION 12.01.             Applicability of Article..........................................................67
SECTION 12.02.             Satisfaction of Sinking Fund Payments With Securities.............................68
SECTION 12.03.             Redemption of Securities for Sinking Fund.........................................68

                                    INDENTURE

                  INDENTURE, dated as of [           ], [  ], between BURLINGTON
RESOURCES INC., a Delaware corporation whose principal office is at 5051 Westheimer, Suite 1400, Houston, Texas 77056 (herein called the "Company"), and CITIBANK, N.A., a national banking association duly incorporated and existing under the laws of the United States of America, as Trustee (herein called the "Trustee").

                             RECITALS OF THE COMPANY

                  The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured subordinated debentures, notes or other evidences of indebtedness (herein called the "Securities") to be issued in one or more series as provided in this Indenture.

                  All things necessary to make this Indenture a valid agreement of the Company and the Trustee, in accordance with its terms, have been done.

                  NOW, THEREFORE, THIS INDENTURE WITNESSETH:

                  That in order to declare the terms and conditions upon which the Securities are made, executed, authenticated, issued and delivered, the Company and the Trustee covenant and agree with each other, for the equal and proportionate benefit of all Holders (as defined below) of the Securities or of any series thereof, as follows:


                                   ARTICLE ONE

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION


SECTION 1.01. Definitions

                  For all purposes of this Indenture and any indenture supplemental hereto, except as otherwise expressly provided or unless the context otherwise requires:

                  (1) the terms defined in this Article One have the meanings assigned to them in this Article One and include the plural as well as the singular;

                  (2) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of this Indenture; and

                  (3) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision. Certain terms, used principally in Article Six, are defined in Section 1.02.

                  "Act" when used with respect to any Holder has the meaning specified in Section 1.05.

                  "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Agent Members" has the meaning specified in Section 3.12.

                  "Authorized Newspaper" means a newspaper of general circulation in the New York, New York area, printed in the English language and customarily published on each Business Day, whether or not published on Saturdays, Sundays or holidays. Whenever successive weekly publications in an Authorized Newspaper are required hereunder they may be made (unless otherwise expressly provided herein) on the same or different days of the week and in the same or in different Authorized Newspapers.

                  "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board.

                  "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

                  "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

                  "Capital Stock", as applied to the stock of any Person, means the capital stock of every class, whether now or hereafter authorized, regardless of whether such capital stock shall be limited to a fixed sum or percentage with respect to the rights of the holders thereof to participate in dividends and in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of such Person.

                  "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

                  "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

                  "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, its President, a Vice Chairman or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

                  "Consolidated Net Tangible Assets" means the aggregate amount of assets of the Company and its Subsidiaries (less applicable reserves and other properly deductible items) after deducting therefrom (i) all current liabilities (excluding any which are by their terms extendible or renewable at the option of the obligor thereon to a time more than 12 months after the time as of which the amount thereof is being computed), and (ii) all goodwill, trade names, trademarks, patents, organiza-tion expenses and other like intangibles of the Company and its Subsidiaries, all as set forth on the most recent balance sheet of the Company and its Subsidiaries and computed in accordance with generally accepted accounting principles.

         "Corporate Trust Office" means the principal office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office is, at the date as of which this Indenture in dated, located at 111 Wall Street, 14th Floor, New York, New York 10005, Attn: Citibank Agency and Trust.

         "corporation" includes corporations, associations, companies and business trusts.

         "Debt" means indebtedness for money borrowed.

         "Defaulted Interest" has the meaning specified in Section 3.07.

         "Depository" has the meaning specified in Section 3.12.

         "Event of Default" has the meaning specified in Section 5.01.

         "Global Security" has the meaning specified in Section 3.01.

         "Holder" means a Person in whose name a Security is registered in the Securities Register.

         "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

         "Interest Payment Date" means the Stated Maturity of an installment of interest on the Securities.

         "Lien" has the meaning specified in Section 10.04.

         "Maturity," when used with respect to one of the Securities, means the date on which the principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration or otherwise.

                  "Officers' Certificate" means a certificate signed by the Chairman of the Board, the President, a Vice Chairman or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company, and delivered to the Trustee, which shall to the extent applicable contain the statements required by Section 1.03.

                  "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company, which shall to the extent applicable contain the statements required by Section 1.03.

                  "Outstanding," when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

                  (i) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

                  (ii) Securities, or portions thereof, for whose payment money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act an its own Paying Agent) for the Holders of such Securities; and

                  (iii) Securities in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

                  "Paying Agent" means any Person authorized by the Company to pay the principal of or interest on any Securities on behalf of the Company.

                  "Person" means any individual, corporation, partnership, joint venture, association, joint stock company, limited liability company, unlimited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.06 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

                  "Principal Property" means any oil, gas or mineral producing property, or any refining, processing, smelting or manufacturing facility, of the Company or any Restricted Subsidiary located in the United States of America, other than (i) property employed in transportation, distribution or marketing, (ii) information and electronic data processing equipment, (iii) any refinery, preparation plant, concentrator, smelter, mill or handling, processing or manufacturing facility in which the interests held by the Company or by one or more Restricted Subsidiaries or both and by others and the aggregate interest held by the Company and all Restricted Subsidiaries does not equal or exceed 50%, (iv) any property which in the opinion of the Board of Directors is not materially important to the total business conducted by the Company and its Subsidiaries as an entirety or (v) any property or a portion of a particular property which in the opinion of the Board of Directors is not materially important to the use or operation of such property.

                  "Record Date" for the interest payable on any Interest Payment Date means the date specified pursuant to Section 3.01.

                  "Redemption Date," when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

                  "Redemption Price," when used with respect to any Security to be redeemed, means the price at which it is to be redeemed by or pursuant to this Indenture.

                  "Responsible Officer," when used with respect to the Trustee, means any vice president, any senior trust officer, any trust officer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Indenture.

                  "Restricted Subsidiary" means a Subsidiary of the Company (i) substantially all the property of which is located, or substantially all the business of which is carried on, within the United States of America, (ii) which owns a Principal Property and (iii) which has Stockholders' Equity exceeding 2% of Consolidated Net Tangible Assets of the Company.

                  "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any securities authenticated and delivered under this Indenture.

                  "Securities Register" and "Securities Registrar" have the respective meanings specified in Section 3.05.

                  "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 3.07.

                  "Stated Maturity," when used with respect to any Security or any installment of interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of interest is due and payable.

                  "Stockholders' Equity" means, with respect to any Person, stockholders' equity, as computed in accordance with generally accepted accounting principles.

                  "Subsidiary" means a corporation more than 50% of the outstanding Voting Stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries.

                  "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended, as in force at the date as of which this instrument was executed, except as provided in Section 9.05.

                  "Trustee" means the person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

                  "Vice President," when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president."

                  "Voting Stock" means stock which ordinarily has voting power for the election of a majority of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

SECTION 1.02. Incorporation by Reference of Trust Indenture Act

                  Whenever this Indenture refers to a provision of the Trust Indenture Act, the provision is incorporated by reference in and made a part of this Indenture. The following Trust Indenture Act terms used in this Indenture have the following meanings:

                  "Bankruptcy Act" means the Bankruptcy Act (Title 11 of the United States Code).

                  "indenture securities" means the Securities.

                  "indenture security holder" means a Holder.

                  "indenture to be qualified" means this Indenture.

                  "indenture trustee" or "institutional trustee" means the Trustee.

                  "obligor" on the Securities means the Company or any other obligor on the Securities.

                  All the other Trust Indenture Act terms used in this Indenture that are defined by the Trust Indenture Act, defined by Trust Indenture Act reference to another statute or defined by Commission rule have the meanings assigned to them thereby.

SECTION 1.03. Compliance Certificates and Opinions

                  Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

                  Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                  (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether such covenant or condition has been complied with; and

                  (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

SECTION 1.04. Form of Documents Delivered to Trustee

                  In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                  Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

                  Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 1.05. Acts of Holders

                  (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders of the Outstanding Securities of all series or one or more series, as the case may be, may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holder or Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section
1.05. The Company may set a record date for purposes of determining the identity of Holders entitled to vote or consent to any action by vote or con-sent authorized or permitted under this Indenture, which record date shall be not earlier than 30 days prior to the first solicitation of such vote or consent. If a record date is fixed, those persons who were Holders of Securities at such record date (or their duly designated proxies), and only those persons, shall be entitled to take such action by vote or consent or to revoke any vote or consent previously given, whether or not such persons continue to be Holders after such record date. No such vote or consent shall be valid or effective for more than 120 days after such record date.

                  (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

                  (c) The ownership of Securities shall be proved by the Securities Register.

                  (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

SECTION 1.06. Notices, Etc., to Trustee and Company

                  Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with:

                  (a) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trus-tee at its Corporate Trust Office, Attention: Citibank Agency and Trust Services or

                  (b) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this Indenture or at any other address previously furnished in writing to the Trustee by the Company, Attention: Vice President and Treasurer.

SECTION 1.07. Notices to Holders; Waiver

                  Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Securities Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                  In case by reason of the suspension of regular mail service, or by reason of any other cause, it shall be impracticable to give notice as required by this Indenture, then such method of notification as shall be made with the approval of the Trustee shall constitute a sufficient notice.

SECTION 1.08. Conflict With Trust Indenture Act

                  If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or ex-cluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

SECTION 1.09. Effect of Headings and Table of Contents

                  The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 1.10. Successors and Assigns

                  All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

SECTION 1.11. Separability Clause

                  In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 1.12. Benefits of Indenture

                  Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders of Securities, any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 1.13. Governing Law

                  This Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 1.14. Legal Holidays

                  In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest on or principal (and premium, if any) of such Security need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date, Redemption Date or at the Stated Maturity; and if so made, no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.


                                   ARTICLE TWO

                               FORM OF SECURITIES


SECTION 2.01. Forms Generally

                  The Securities of each series and the Trustee's certificates of authentication shall be in substantially such form (not inconsistent with this Indenture) as shall be established by or pursuant to one or more Board Resolutions and set forth in such Board Resolutions, or, to the extent established pursuant to, rather than set forth in, such Board Resolutions, an Officers' Certificate detailing such establishment, or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have imprinted or otherwise reproduced thereon such letters, numbers or other marks of identification and such legends or endorsements placed thereon, not inconsistent with the provisions of this Indenture, as may be required to comply with any law or with any rules or regulations pursuant thereto, or with any rules of any securities exchange or to conform to general usage, all as determined by the officers executing such Securities, as evidenced by such execution. If the form or forms of Securities of any series are established by action taken pursuant to a Board Resolution of the Company, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 3.03 for the authentication and delivery of such Securities.

                  The definitive Securities shall be printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner permitted by the rules of any securities exchange on which the Securities may be listed, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

SECTION 2.02. Form of Trustee's Certificate of Authentication

                  The Trustee's certificate of authentication on all Securities shall be in substantially the following form:

                  This is one of the securities of the series designated herein and issued pursuant to the within-mentioned Indenture.

                                                CITIBANK, N.A.
                                                as Trustee


         Dated:
                                                By:
                                                    ----------------------------
                                                    Authorized Signatory


                                  ARTICLE THREE

                                 THE SECURITIES


SECTION 3.01. Title and Terms

                  The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is not limited.

                  The Securities may be issued in one or more series. There shall be established in or pursuant to Board Resolutions and set forth in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series, any or all of the following, as applicable:

                  (1) the title of the Securities of the series (which shall distinguish the Securities of the series from all other series of Securities);

                  (2) any limit upon the aggregate principal amount of the Securities of the series that may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 3.04, 3.05, 3.06, 9.06 or 11.07);

                  (3) the date or dates on which the principal of the Securities of the series is payable or the manner in which such dates are determined;

                  (4) the rate or rates at which the Securities of the series shall bear interest, or the manner in which such rates are to be determined, the date or dates from which such interest shall accrue, or the manner in which such dates are to be determined, the Interest Payment Dates on which such interest shall be payable and the Record Dates, if any, for the interest payable on any Interest Payment Date;

                  (5) the place or places where the principal of (and premium, if any, on) and interest, if any, on Securities of the series shall be payable;

                  (6) the period or periods within which, the date or dates on which, the price or prices at which and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company;

                  (7) the obligation, if any, of the Company to redeem, purchase or repay Securities of the series pursuant to any sinking fund, amortization or other provisions and the period or periods within which or the date or dates on which, the price or prices at which and the terms and conditions upon which Securities of the series shall be redeemed, purchased or repaid, in whole or in part, pursuant to such obligation;

                  (8) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which Securities of the series shall be issuable;

                  (9) if other than the Trustee, the identity of the Securities Registrar and/or the Paying Agent;

                  (10) if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 5.02;

                  (11) if other than such coin or currency of the United States of America as at the time of payment is legal tender for payment of public or private debts, the coin or currency or currency unit in which payment of the principal of (and premium, if any, on) or interest, if any, on the Securities of the series shall be payable;

                  (12) if the amount of payment of principal of (and premium, if any, on) or interest, if any, on the Securities of the series may be determined with reference to an index, formula or other method based on a coin or currency or currency unit other than that in which the Securities are stated to be payable, the manner in which such amounts shall be determined;

                  (13) if the principal of (and premium, if any, on) or interest, if any, on the Securities of the series are to be payable, at the election of the Company or a Holder thereof, in a coin or currency or currency unit other than that in which the Securities are stated to be payable, the period or periods within which, or the date or dates on which and the terms and conditions upon which, such election may be made;

                  (14) whether the Securities of the series are subject to defeasance or covenant defeasance, or such other means of satisfaction and discharge as may be specified for a series;

                  (15) any deletions or modifications of or additions to the Events of Default set forth in Section 5.01 or covenants of the Company set forth in Article Eight or Ten pertaining to the Securities of the series;

                  (16) the forms of the Securities of any series;

                  (17) whether any Securities will be represented by a global Security (a "Global Security") and the terms of any such Global Security;

                  (18) the applicable CUSIP numbers;

                  (19) the terms governing the subordination of the Securities to senior indebtedness of the Company and any provisions related thereto; and

                  (20) any other terms, conditions, rights and preferences (or limitations on such rights and preferences) relating to the series (which terms shall not be inconsistent with the provisions of this Indenture).

                  Not all Securities of any one series need be issued at the same time, and, unless otherwise provided, a series may be reopened for issuances of additional Securities of such series.

                  If any of the terms of the series are established by action taken pursuant to a Board Resolution, such Board Resolution and the Officers' Certificate setting forth the terms of the series shall be delivered to the Trustee at or prior to the delivery of the Company Order for authentication and delivery of Securities of such series.

                  The principal of (and premium, if any, on) and interest on the Securities shall be payable at the office or agency of the Company in the Borough of Manhattan, The City of New York, maintained for such purpose and at any other office or agency maintained by the Company for such purpose; provided, however, that interest may be payable at the option of the Company by check mailed to the address of the person entitled thereto as such address shall appear on the Securities Register.

SECTION 3.02. Denominations

                  The Securities of each series shall be issuable in definitive registered form without coupons and in such denominations as shall be specified as contemplated by Section 3.01. In the absence of any such provision with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of $1,000 and any integral multiple thereof.

SECTION 3.03. Execution, Authentication, Delivery and Dating

                  The Securities shall be executed on behalf of the Company by its Chairman of the Board, its President, a Vice Chairman or one of its Vice Presidents, under its corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers and the corporate seal on the Securities may be manual or facsimile.

                  Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

                  At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities; and the Trustee in accordance with such Company Order shall authenticate and deliver such Securities as in this Indenture provided and not otherwise. If not all the Securities of any series are to be issued at one time and if the Board Resolution or supplemental indenture establishing such series shall so permit, such Company Order may set forth procedures acceptable to the Trustee for the issuance of such Securities and the determination of the terms of particular Securities of such series such as interest rate, Stated Maturity, date of issuance and date from which interest shall accrue. In authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel stating:

                  (a) that the form or forms and terms of such Securities have been established in conformity with the provisions of this Indenture and

                  (b) that such Securities, when completed by appropriate insertions and executed by the Company and delivered to the Trustee for authentication in accordance with this Indenture, authenticated and delivered by the Trustee in accordance with this Indenture and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute the legal, valid and binding obligations of the Company.

                  If not all the Securities of any series are to be issued at one time, it shall not be necessary to deliver an Opinion of Counsel at the time of issuance of each Security, but such opinion with appropriate modifications shall be delivered at or before the time of issuance of the first Security of such series. The Trustee shall not be required to authenticate Securities if the issuance of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

                  Each Security shall be dated the date of its authentication.

                  No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

SECTION 3.04. Temporary Securities

                  Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued, with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

                  If temporary Securities of any series are issued, the Company will cause definitive Securities of each such series to be prepared without unreasonable delay. After the preparation of definitive Securities of any series, the temporary Securities of each such series shall be exchangeable for definitive Securities upon surrender of the temporary Securities of such series at any office or agency of the Company designated pursuant to Section 10.02, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of authorized denominations of the same series. Until so exchanged the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series.

SECTION 3.05. Registration; Registration of Transfer and Exchange

                  The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency designated pursuant to Section 10.02 being herein sometimes collectively referred to as the "Securities Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed "Securities Registrar" for the purposes of registration and transfer of Securities as herein provided.

                  Upon surrender for registration of transfer of any Securities of a series at an office or agency of the Company designated pursuant to Section
10.02 for such purpose, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series of any authorized denominations, of a like aggregate principal amount.

                  At the option of the Holder, Securities of a series may be exchanged for other Securities of the same series, of any authorized denominations, of a like aggregate principal amount, upon surrender of the Securities of such series to be exchanged at such office or agency, and upon payment, if the Company shall so require, of the charges hereinafter provided. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

                  All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

                  Every Security presented or surrendered for registration of transfer or exchange shall (if so required by the Company or the Securities Registrar) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Securities Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

                  No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 3.04 or 9.06 not involving any transfer.

                  The Company shall not be required to (i) issue, register the transfer of or exchange Securities of any series during a period beginning at the opening of business 15 days before the day of the selection for redemption of Securities of that series under Section 11.03 and ending at the close of business on the day of the mailing of notice of redemption or (ii) register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

                  Any Holder of a Global Security shall, by acceptance of such Global Security, agree that transfers of beneficial interests in such Global Security may be effected only through a book entry system maintained by the Holder of such Global Security (or its agent), and that ownership of a beneficial interest in the Security shall be required to be reflected in a book entry.

SECTION 3.06. Mutilated, Destroyed, Lost and Stolen Securities

                  If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of like series, tenor and principal amount and bearing a number not contemporaneously outstanding.

                  If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of like series, tenor and principal amount and bearing a number not contemporaneously outstanding.

                  In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

                  Upon the issuance of any new Security under this Section 3.06, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

                  Every new Security issued pursuant to this Section 3.06 in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

                  The provisions of this Section 3.06 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

SECTION 3.07. Payment of Interest; Interest Rights Preserved

                  Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date or within five days thereafter shall be paid to the Person in whose name such Security (or one or more Predecessor Securities) is registered at the close of business on the Record Date for such interest; provided, however, that each installment of interest on any Security may at the Company's option be paid by mailing a check for such interest, payable to or upon the written order of the Person entitled thereto pursuant to Section 3.08, to the address of such Person as it appears on the Securities Register.

                  Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date or within five days thereafter (herein called "Defaulted Interest") shall forthwith cease to be payable to the registered Holder on the relevant Record Date; and, except as hereinafter provided, such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (1) or (2) below:

                    (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date, and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first class postage prepaid, to each Holder at his address as it appears in the Securities Register not less than 10 days prior to such Special Record Date. The Trustee may, in its discretion, in the name and at the expense of the Company, cause a similar notice to be published at least once in an Authorized Newspaper in the Borough of Manhattan, The City of New York, but such publication shall not be a condition precedent to the establishment of such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

                    (2) The Company may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such payment shall be deemed practicable by the Trustee.

                  Subject to the foregoing provisions of this Section 3.07, each Security delivered under this Indenture upon transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

SECTION 3.08. Persons Deemed Owners

                  Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee shall treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any, on) and (subject to Section 3.07) interest, if any, on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

SECTION 3.09. Cancellation

                  All Securities surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section 3.09, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be disposed of by the Trustee in its customary manner.

SECTION 3.10. Computation of Interest

                  Except as otherwise specified as contemplated by Section 3.01 for Securities of any series, any interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

SECTION 3.11. CUSIP Numbers

                  The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use CUSIP numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any no-tice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any change in the CUSIP numbers.

SECTION 3.12. Book-Entry Provisions for Global Security

                  (a) Any Global Security of a series initially shall (i) be registered in the name of the depository, who shall be The Depository Trust Company or as otherwise identified in the Board Resolution authorizing the issuance of such series of Securities (the "Depository") or the nominee of such Depository, (ii) be delivered to the Trustee as custodian for such Depository and (iii) bear any required legends.

                  Members of, or participants in, the Depository ("Agent Members") shall have no rights under this Indenture with respect to any Global Security held on their behalf by the Depository, or the Trustee as its custodian, or under the Global Security, and the Depository may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of the Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depository or impair, as between the Depository and its Agent Members, the operation of customary practices governing the exercise of the rights of a Holder of any Security.

                  (b) Transfers of any Global Security shall be limited to transfers in whole, but not in part, to the Depository, its successors or their respective nominees. Interests of beneficial owners in the Global Security may be transferred or exchanged for definitive Securities in accordance with the rules and procedures of the Depository. Definitive Securities shall be transferred to all beneficial owners in exchange for their beneficial interests in a Global Security only if (i) the Depository notifies the Company that it is unwilling or unable to continue as Depository for the Global Security and a successor depository is not appointed by the Company within 90 days of such notice or (ii) an Event of Default has occurred and is continuing.

                  (c) In connection with any transfer or exchange of a portion of the beneficial interest in any Global Security to beneficial owners pursuant to paragraph (b), the Securities Registrar shall (if one or more definitive Securities are to be issued) reflect on the Securities Register the date and a decrease in the principal amount of the Global Security in an amount equal to the principal amount of the beneficial interest in the Global Security to be transferred, and the Company shall execute, and the Trustee shall authenticate and deliver, one or more definitive Securities of like tenor and amount.

                  (d) In connection with the transfer of an entire Global Security to beneficial owners pursuant to paragraph (b), the Global Security shall be deemed to be surrendered to the Trustee for cancellation, and the Company shall execute, and the Trustee shall authenticate and deliver, to each beneficial owner identified by the Depository in exchange for its beneficial interest in the Global Security, an equal aggregate principal amount of definitive Securities of authorized denominations.

                  (e) The Holder of any Global Security may grant proxies and otherwise authorize any person, including Agent Members and persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture or the Securities of such series.


                                  ARTICLE FOUR

                  SATISFACTION AND DISCHARGE; UNCLAIMED MONEYS


SECTION 4.01. Satisfaction and Discharge of Indenture

                  (A) If at any time

                  (a) the Company shall have paid or caused to be paid the principal of and interest on all the Securities of any series outstanding hereunder, as and when the same shall have become due and payable, or

                  (b) the Company shall have delivered to the Trustee for cancellation all Securities of any series theretofore authenticated (other than any Securities which shall have been destroyed, lost or stolen and which shall have been replaced or paid as provided in
         Section 3.06), or

                  (c) (i) all the Securities of such series not theretofore delivered to the Trustee for cancellation shall have become due and payable, are by their terms to become due and payable within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption; and
         (ii) the Company shall have irrevocably deposited or caused to be irrevocably deposited with the Trustee (or an escrow agent satisfactory to the Trustee) as trust funds the entire amount in cash (other than moneys repaid by the Trustee or any paying agent to the Company in accordance with Section 4.04) or direct noncallable obligations of, or noncallable obligations guaranteed by, the United States of America or an agency thereof for the payment of which guarantee or obligation the full faith and credit of the United States is pledged ("U.S. Government Obligations"), maturing as to principal and interest in such amounts and at such times without consideration of any reinvestment of such principal and interest as will ensure the availability of cash, or a combination of U.S. Government Obligations and cash, sufficient to pay at Stated Maturity all the Securities of such series not theretofore delivered to the Trustee for cancellation, including principal (and premium, if any) and interest due or to become due to such date of Stated Maturity (including any mandatory sinking fund payments) or Redemption Date, as the case may be, and if, in any such case, the Company shall also pay or cause to be paid all other sums payable hereunder by the Company with respect to Securities of such series,

then this Indenture shall cease to be of further effect with respect to Securities of such series (except as to (i) rights of registration of transfer and exchange, (ii) substitution of apparently mutilated, defaced, destroyed, lost or stolen Securities, (iii) rights of Holders to receive payments of principal thereof and interest thereon, upon the original stated due dates therefor (including any mandatory sinking fund payments) or Redemption Date (but not upon acceleration), (iv) the rights, obligations and immunities of the Trustee hereunder, and (v) the rights of the Holders of Securities of such series as beneficiaries hereof with respect to the property so deposited with the Trustee payable to all or any of them), and the Trustee, on demand of the Company accompanied by (i) an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided relating to the satisfaction and discharge of this Indenture with respect to Securities of such series have been complied with and at the cost and expense of the Company and (ii) an opinion of independent legal counsel stating that (a) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (b) since the date of this Indenture there has been a change in the applicable U.S. federal income tax law, in either case to the effect that, and based thereon such opinion of independent legal counsel shall confirm that, the Holders of the Securities will not recognize income, gain or loss for U.S. federal income tax purposes as a result of such deposit and discharge and will be subject to U.S. federal income tax on the same amount and in the same manner and at the same times as would have been the case if such deposit and defeasance had not occurred, shall execute proper instruments acknowledging such satisfaction of and discharging of this Indenture with respect to Securities of such series.

                  The Company agrees to reimburse the Trustee for any costs or expenses thereafter reasonably and properly incurred and to compensate the Trustee for any services thereafter reasonably and properly rendered by the Trustee in connection with this Indenture or the Securities of such series.

                  Notwithstanding the foregoing provisions of this Section 4.01(A), the Company's obligations in Section 6.07 shall survive such satisfaction and discharge.

                  (B) In addition to the provisions of the next preceding paragraph, the Company may terminate its obligations under the Securities of any series and this Indenture, except those obligations referred to in the penultimate paragraph of this Section 4.01, if all Securities of such series previously authenticated and delivered (other than destroyed, lost or stolen Securities of such series which have been replaced or paid or Securities of such series for whose payment money or securities have theretofore been held in trust and thereafter repaid to the Company, as provided in Section 4.04) have been delivered to the Trustee for cancellation and the Company has paid all sums payable by it hereunder, or if the Company has irrevocably deposited or caused to be deposited with the Trustee (or an escrow agent satisfactory to the Trustee), under the terms of an irrevocable trust agreement in form and substance satisfactory to the Trustee, as trust funds in trust solely for the benefit of the Holders for that purpose, (i) money or (ii) U.S. Government Obligations, or a combination thereof, maturing as to principal and interest in such amounts and at such times as are sufficient without consideration of any reinvestment of such principal or interest, to pay principal of and interest on the outstanding Securities of such series to maturity; provided that the Trustee shall have been irrevocably instructed to apply such money or the proceeds of such U.S. Government Obligations to the payment of said principal of and interest with respect to the Outstanding Securities of such series.

                  Such irrevocable trust agreement shall include, among other things, provision for (1) payment of the principal of and interest on the Securities of such series, when due, including any mandatory sinking fund payments, (2) payment of the fees and expenses of the Trustee, its agents and counsel incurred or to be incurred in connection with carrying out such trust pro-visions, (3) rights of registration, transfer, substitution and exchange of Securities of such series in accordance with the terms stated in this Indenture, and (4) continuation of the rights and obligations and immunities of the Trustee as against the Holders as stated in this Indenture.

                  Notwithstanding the first paragraph of this Section 4.01(B), the Company's obligations in Sections 3.05, 3.06, 4.04, 4.05, 5.02, 6.07, 6.10,
10.01 and 10.02 shall survive until the Securities of such series are no longer outstanding; provided, however, that the Company's obligations in Section 5.02 shall survive only with respect to an Event of Default defined in Section 5.01(2) or 5.01(3). Thereafter the Company's obligations in Sections 4.04, 4.05 and 6.07 shall survive.

                  After any such irrevocable deposit, accompanied by an Officers' Certificate which shall state that the provisions of the first two paragraphs of this Section 4.01(B) have been complied with, and upon delivery by the Company to the Trustee of an opinion of independent legal counsel who shall be acceptable to the Trustee, or, in lieu thereof, a favorable determination by the Internal Revenue Service to the effect that Holders of the Securities of such series will not recognize income, gain or loss for U.S. federal income tax purposes as a result of such deposit and discharge and will be subject to U.S. federal income tax on the same amount and in the same manner and at the same time as would have been the case if such deposit and discharge had not occurred, then the Company shall be discharged of its obligations under the Securities of such series and this Indenture with respect to such series of Securities except for those surviving obligations specified above, and the Trustee upon request shall acknowledge in writing such discharge. Prior to the delivery of such acknowledgment, the Trustee may require the Company to deliver to it an Officers' Certificate and Opinion of Counsel, each stating that all conditions precedent provided for relating to the deposit and discharge contemplated by this provision have been complied with, and the Opinion of Counsel shall also state that such deposit does not violate applicable law.

SECTION 4.02. Deposited Moneys To Be Held in Trust by Trustee

                  All moneys deposited with the Trustee pursuant to Section 4.01 shall be held in trust and applied by it to the payment, either directly or through any paying agent (including the Company if acting as its own paying agent), to the Holders of the particular Securities of such series for the payment of which such moneys have been deposited with the Trustee of all sums due and to become due thereon for principal and interest.

SECTION 4.03. Paying Agent To Repay Moneys Held

                  Upon the satisfaction and discharge of this Indenture with respect to Securities of any series, all moneys then held by any paying agent of the Securities of such series (other than the Trustee) shall, upon demand of the Company, be repaid to it or paid to the Trustee, and thereupon such paying agent shall be released from all further liability with respect to such moneys.

SECTION 4.04. Return of Unclaimed Moneys

                  Any moneys deposited with or paid to the Trustee for payment of the principal of or interest on Securities and not applied but remaining unclaimed by the Holders of Securities of any series for two years after the date upon which the principal of or interest on such Securities, as the case may be, shall have become due and payable, shall be repaid to the Company by the Trustee on written demand and all liability of the Trustee shall thereupon cease; and the Holder of any of the Securities of any series shall thereafter look only to the Company for any payment which such Holder may be entitled to collect.


SECTION 4.05. Reinstatement

                  If the Trustee is unable to apply any money or U.S. Government Obligations in accordance with Section 4.01 with respect to Securities of any series by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture with respect to the Securities of such series shall be revived and reinstated as though no deposit had occurred pursuant to Section 4.01 until such time as the Trustee is permitted to apply all such money or U.S. Government Obligations in accordance with Section 4.01; provided, however, that if the Company has made any payment of interest on or principal of any Securities of such series because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money or U.S. Government Obligations held by the Trustee.

                                  ARTICLE FIVE

                                    REMEDIES


SECTION 5.01. Events of Default

                  "Event of Default" with respect to Securities of any series, wherever used herein, means any one of the following events which shall have occurred and be continuing (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (1) default in the payment of the principal of any Security of such series as and when the same shall become due and payable, either at its Maturity or otherwise; or

                  (2) default in the payment of any installment of interest on any Security of such series when it becomes due and payable, and the continuance of such default for a period of 30 days; or

                  (3) default in the payment of any sinking fund payment, when and as due by the terms of the Securities of that series; or

                  (4) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture or the Securities in respect of the Securities of such series (other than a covenant or warranty in respect of the Securities of such series a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of all series affected thereby, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                  (5) the entry of a decree or order by a court having jurisdiction in the premises adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking relief, reorganization, arrangement, adjustment or composition of or in respect of the Company under U.S. federal bankruptcy law or any other applicable U.S. federal or state law, or appointing a receiver, liquidator, assignee, trustee, sequestrator, custodian or other similar official of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 90 consecutive days; or

                  (6) the institution by the Company of proceedings to be adjudicated a bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under U.S. federal bankruptcy law or any other applicable U.S. federal or state law, or the consent by it to the filing of such petition or to the appointment of or taking of possession by a receiver, liquidator, assignee, trustee, sequestrator, custodian or similar official of the Company or of any substantial part of its property, or the making by it of a general assignment for the benefit of creditors, or the admission by the Company in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action; or

                  (7) any other Event of Default provided with respect to Securities of that series.

SECTION 5.02. Acceleration of Maturity; Rescission and Annulment


                  If an Event of Default described in Section 5.01(l), (2), (3),
(4) (if the Event of Default under clause (4) is with respect to less than all series of Securities then Outstanding) or (7) above occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in principal amount of the Securities of such series then Outstanding (each such series voting as a separate class) may declare the principal of all the Securities of such series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal shall become and shall be immediately due and payable, anything in this Indenture or in the Security contained to the contrary notwithstanding. Upon payment of such amount, all obligations of the Company in respect of the payment of principal of the Securities of such series shall terminate. If an Event of Default described in Section 5.01(4) (if the Event of Default under clause (4) is with respect to all series of Securities then Outstanding), (5) or (6) above occurs and is continuing, then and in every such case, unless the principal of all the Securities shall have already become due and payable, the Trustee or the Holders of not less than 25% in principal amount of all the Securities then Outstanding (treated as one class) which have not previously become due and payable may declare the entire principal of all the Securities then Outstanding to be due and payable immediately, by notice in writing to the Company (and to the Trustee if given by Holders) and upon any such declaration such principal shall become and shall be immediately due and payable, anything in this Indenture or in the Securities contained to the contrary notwithstanding. Upon payment of such amount, all obligations of the Company in respect of the payment of principal of the Securities shall terminate.

                  At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of each series so affected, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

                  (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

                           (A) all overdue installments of interest on the
                  Securities of such series, and

                           (B) the principal of (and premium, if any, on) and
                  any sinking fund payments with respect to any Securities of such series which have become due otherwise than by such declaration of acceleration, with interest thereon from the date such principal became due at the rate borne by the Securities of such series, and

                           (C) to the extent that payment of such interest is
                  lawful, interest upon overdue installments of interest at the rate borne by the Securities of such series, and

                           (D) all sums paid or advanced by the Trustee
                  hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

                  (2) all Events of Default, other than the nonpayment of the principal of Securities of such series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 5.13.

                  No such rescission shall affect any subsequent default or impair any right consequent thereon.

SECTION 5.03. Collection of Indebtedness and Suits for Enforcement by Trustee


                  The Company covenants that if default is made in the payment of (1) any installment of interest on any Security of any series when such interest becomes due and payable and such default continues for a period of 30 days or (2) the principal of (and premium, if any, on) any Security of any series at the Maturity thereof or otherwise, the Company will, upon demand of the Trustee, pay to the Trustee, for the benefit of the Holders of such Securities of each series so affected, the whole amount then due and payable on such Securities of such series for principal (and premium, if any) or interest, if any, or both, as the case may be, with interest upon the overdue principal and, to the extent that payment of such interest shall be legally enforceable, upon overdue installments of interest, at the rate per annum borne by the Securities during the period of such default; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

                  If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon the Securities of each series so affected and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Securities of each series so affected, wherever situated.

                  If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

SECTION 5.04. Trustee May File Proofs of Claim

                  In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities of each series so affected shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

                  (a) to file and prove a claim for the amount of principal (and premium, if any) and interest, if any, owing and unpaid in respect of the Securities of each series so affected and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding and

                  (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any receiver, assignee, trustee, liquidator, sequestrator, custodian or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 6.07.

                  Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

SECTION 5.05. Trustee May Enforce Claims Without Possession of Securities


                  All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

SECTION 5.06. Application of Money Collected

                  Any money collected by the Trustee pursuant to this Article Five shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (and premium, if any) or interest, if any, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                  FIRST: To the payment of all amounts due the Trustee under
         Section 6.07;

                  SECOND: To the payment of the amounts then due and unpaid for principal of (and premium, if any, on) and interest, if any, on the Securities of the series in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, if any, respectively; and

                  THIRD: The balance, if any, to the Company.

SECTION 5.07. Limitation on Suits

                  No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

                  (a) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

                  (b) the Holders of not less than 25% in principal amount of the Outstanding Securities of each series affected (with each series voting as a separate class) shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                  (c) such Holder or Holders have offered to the Trustee indemnity reasonably satisfactory to it against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (d) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                  (e) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of each series affected (with each series voting as a separate class);

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders.

SECTION 5.08. Unconditional Right of Holders To Receive Principal and Interest


                  Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any, on) and (subject to Section 3.07) interest, if any, on such Security on or after the Stated Maturity expressed in such Security (or, in the case of redemption, the Redemption Date), and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

SECTION 5.09. Restoration of Rights and Remedies

                  If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

SECTION 5.10. Rights and Remedies Cumulative

                  No right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 5.11. Delay or Omission Not Waiver

                  No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

SECTION 5.12. Control by Holders

                  The Holders of a majority in principal amount of the Outstanding Securities of each series affected (each series voting as a separate class) shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series; provided that

                  (a) such direction shall not be in conflict with any rule of law or with this Indenture and

                  (b) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

SECTION 5.13. Waiver of Past Defaults

                  The Holders of not less than a majority in principal amount of the Outstanding Securities of each series (each series voting as a separate class) may on behalf of the Holders of all the Securities of such series waive any past default hereunder with respect to such series and its consequences, except a default

                  (a) in the payment of the principal of (and premium, if any, on) or interest, if any, on any Security or

                  (b) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

                  Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SECTION 5.14. Undertaking for Costs

                  All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 5.14 shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities of each series affected, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any, on) or interest, if any, on any Security of such series on or after the Stated Maturity expressed in such Security (or, in the case of redemption, on or after the Redemption Date).


                                   ARTICLE SIX

                                   THE TRUSTEE


SECTION 6.01. Certain Duties and Responsibilities

                  (a) With respect to the Securities of any series, except during the continuance of an Event of Default with respect to Securities of such series,

                  (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee and

                  (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of any mathematical calculations or other facts stated therein).

                  (b) In case an Event of Default with respect to the Securities of any series has occurred and is continuing, the Trustee shall with respect to the Securities of such series, exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

                  (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that

                  (1) this paragraph (c) shall not be construed to limit the effect of paragraph (a) of this Section 6.01;

                  (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

                  (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it with respect to the Securities of any series in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities of such series relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture.

                  No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers.

SECTION 6.02. Notice of Defaults

                  Within 90 days after the occurrence of any default hereunder with respect to the Securities of any series, the Trustee shall transmit by mail to all Holders of such series entitled to receive reports pursuant to Section 7.04, notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (and premium, if any) or interest, if any, on any Security of such series, the Trustee shall be protected in withholding such notice if and so long as the Board of Directors, the executive committee or a trust committee of directors or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interest of the Holders; and provided, further, that in the case of any default of the character specified in Section 5.01(4) with respect to Securities of such series, no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section 6.02, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.

SECTION 6.03. Certain Rights of Trustee

                  Except as otherwise provided in Section 6.01:

                  (a) the Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note or other paper or document (whether in its original or facsimile form) believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

                  (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

                  (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                  (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                  (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney, at the expense of the Company, and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation;

                  (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

                  (h) the Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;

                  (i) the Trustee shall not be deemed to have notice of any Default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Securities and this Indenture; and

                  (j) the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and to each agent, custodian and other Person employed to act hereunder.

SECTION 6.04. Not Responsible for Recitals or Issuance of Securities


                  The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

SECTION 6.05. May Hold Securities

                  The Trustee, any Paying Agent, any Securities Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 6.08 and 6.13, may otherwise deal with the Company with the same rights it would have if it were not the Trustee, Paying Agent, Securities Registrar or such other agent.

SECTION 6.06. Money Held in Trust

                  Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

SECTION 6.07. Compensation and Reimbursement

                  The Company agrees

                  (a) to pay to the Trustee from time to time such compensation as shall be agreed upon in writing from time to time for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                  (b) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel) except any such expense, disbursement or advance as may be attributable to its negligence or willful misconduct; and

                  (c) to indemnify the Trustee and any predecessor Trustee for, and to hold it harmless against, any and all loss, liability, claim, damage or expense incurred without negligence or willful misconduct on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

                  As security for the performance of the obligations of the Company under this Section 6.07, the Trustee shall have a lien prior to the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of or interest, if any, on the Securities.

SECTION 6.08. Disqualification; Conflicting Interests


                  If the Trustee has or shall acquire any conflicting interest within the meaning of the Trust Indenture Act with respect to the Securities of any series, it shall either eliminate such conflicting interest or resign with respect to the Securities of such series, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

                  The following Indentures shall be excluded from the application of Section 310(b)(1) of the Trust Indenture Act: Indentures between the Company and the Trustee dated as of June 15, 1990, October 1, 1991 and April 1, 1992 and Indenture between Burlington Resources Finance Company and the Trustee dated as of February 12, 2001.

SECTION 6.09. Corporate Trustee Required; Eligibility

                  There shall at all times be a Trustee hereunder with respect to each series of Securities which shall be a Person eligible under the Trust Indenture Act, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by U.S. Federal or State authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section 6.09, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. No obligor of the Securities or Person directly or indirectly controlling, controlled by or under common control with such obligor shall serve as Trustee upon such Securities. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 6.09, it shall resign immediately in the manner and with the effect hereinafter specified in this Article Six.

SECTION 6.10. Resignation and Removal; Appointment of Successor

                  (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article Six shall become effective until the acceptance of appointment by the successor Trustee under
Section 6.11.

                  (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition at the expense of the Company any court of competent jurisdiction for the appointment of a successor Trustee.

                  (c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the receipt of such notice of removal, the removed Trustee may petition at the expense of the Company any court of competent jurisdiction for the appointment of a successor Trustee.

                  (d)  If at any time with respect to any series of Securities:

                  (1) the Trustee shall fail to comply with Section 6.08 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security of such series for at least six months, or

                  (2) the Trustee shall cease to be eligible under Section 6.09 and shall fail to resign after written request therefor by the Company or by any such Holder, or

                  (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case,
         (i) the Company by a Board Resolution may remove the Trustee with respect to such series of Securities or (ii) subject to Section 5.14, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

                  (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series). If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with Section 6.11, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of the Securities of one or more or all series, as the case may be, to which the resignation, removal or appointment relates, as their names and addresses appear in the Securities Register. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

SECTION 6.11. Acceptance of Appointment by Successor


                  (a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor

Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder, subject, nevertheless to its lien, if any, provided for in Section 6.07.

                  (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (i) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (ii) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (iii) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and, upon the execution and delivery of such supplemental indenture, the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates;

but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

                  (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section 6.11, as the case may be.

                  (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article Six.

SECTION 6.12. Merger, Conversion, Consolidation or Succession to Business


                  Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder; provided such corporation shall be otherwise qualified and eligible under this Article Six, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

SECTION 6.13. Preferential Collection of Claims Against Company

                  If and when the Trustee shall become a creditor of the Company (or any other obligor of the Securities), the Trustee shall be subject to the terms of the Trust Indenture Act regarding collection of claims against the Company (or such obligor).

SECTION 6.14. Trustee's Application for Instructions from the Company


                  Any application by the Trustee for written instructions from the Company may, at the option of the Trustee, set forth in writing any action proposed to be taken or omitted by the Trustee under this Indenture and the date on and/or after which such action shall be taken or such omission shall be effective. The Trustee shall not be liable for any action taken by, or omission of, the Trustee in accordance with a proposal included in such application on or after the date specified in such application (which date shall not be less than three Business Days after the date any officer of the Company actually receives such application, unless any such officer shall have consented in writing to any earlier date) unless prior to taking any such action (or the effective date in the case of an omission), the Trustee shall have received written instructions in response to such application specifying the action to be taken or omitted.


                                  ARTICLE SEVEN

                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY


SECTION 7.01. Company To Furnish Trustee Names and Addresses of Holders


                  The Company will furnish or cause to be furnished to the
Trustee:

                  (a) semiannually, not more than 15 days after each Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of such Record Date and

                  (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

excluding from any such list names and addresses received by the Trustee in its capacity as Securities Registrar.

SECTION 7.02. Preservation of Information; Communications to Holders


                  (a) The Trustee shall preserve, in as current a form as is reasonably practicable, (i) the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 7.01 and (ii) the names and addresses of Holders received by the Trustee in its capacity as Securities Registrar. The Trustee may destroy any list furnished to it as provided in Section 7.01 upon receipt of a new list so furnished.

                  (b) Holders may communicate as provided in Section 312(b) of the Trust Indenture Act with other Holders with respect to their rights under this Indenture or under the Securities.

                  (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with paragraph (b) of this Section 7.02, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under paragraph (b) of this Section 7.02.

SECTION 7.03. Reports by Trustee

                  (a) Within 60 days after June 15 of each year commencing with June 15, [ ], the Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required under the Trust Indenture Act at the time and in the manner provided therein.

                  (b) A copy of each such report shall, at the time of transmission to Holders, be filed by the Trustee with each stock exchange upon which the Securities are listed, with the Commission and with the Company. The Company will notify the Trustee when the Securities are listed on any stock exchange.

SECTION 7.04. Reports by Company

                  (a) The Company shall file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company is required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended, and shall otherwise comply with Section 314(a) of the Trust Indenture Act.

                  (b) The Company shall furnish to the Trustee, within 120 days after the end of each fiscal year, a brief certificate from the principal executive officer, principal financial officer or principal accounting officer as to his or her knowledge of the Company's compliance with all conditions and covenants under this Indenture. For purposes of this paragraph (b), such compliance shall be determined without regard to any period of grace or requirement of notice provided under this Indenture.

                  Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).


                                  ARTICLE EIGHT

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE


SECTION 8.01. Company May Consolidate, Etc., Only on Certain Terms


                  The Company shall not consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, unless:

                  (1) in case the Company shall consolidate with or merge into another Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a corporation, partnership, limited liability company, unlimited liability company or trust organized and existing under the laws of the United States of America, any state thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of and interest, if any, on all the Securities and the performance of every covenant of this Indenture on the part of the Company to be performed or observed;

                  (2) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have occurred and be continuing; and

                  (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article Eight and that all conditions precedent herein provided for relating to such transaction have been complied with.

                  Notwithstanding the foregoing, nothing in this Section 8.01 shall restrict the Company from conveying, transferring or leasing its properties and assets substantially as an entirety to a wholly-owned Subsidiary, without further action or any other satisfaction of conditions on behalf of the Company.

SECTION 8.02. Successor Corporation Substituted

                  Upon any consolidation or merger by the Company with or into any other Person or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety to any Person in accordance with Section 8.01, the successor corporation, partnership, limited liability company, unlimited liability company or trust formed by or resulting from such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor corporation, partnership, limited liability company, unlimited liability company or trust had been named as the Company herein, and thereafter, except in the case of a lease to another Person, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.

                                  ARTICLE NINE

                             SUPPLEMENTAL INDENTURES


SECTION 9.01. Supplemental Indentures Without Consent of Holders

                  Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                  (1) to evidence the succession of another corporation to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

                  (2) to add to the covenants of the Company or to the Events of Default for the benefit of the Holders of all or any series of Securities, or to surrender any right or power herein conferred upon the Company; or

                  (3) to secure the Securities; or

                  (4) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture; provided such action shall not adversely affect the interests of the Holders in any material respect; or

                  (5) to evidence and provide for the acceptance of appointment hereunder by a successor trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of Section 6.11.

SECTION 9.02. Supplemental Indentures With Consent of Holders

                  With the consent of the Holders of not less than a majority in principal amount of the Securities at the time Outstanding of all series affected by such supplemental indenture (each such series voting as a separate class), by Act of said

Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each outstanding Security affected thereby,

                  (1) change the Stated Maturity of the principal of (or premium, if any, on), or any installment of principal of or interest, if any, on, any Security, or reduce the principal amount thereof or the interest thereon, or change the place of payment where, or the coin or currency in which, any Security or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof, or

                  (2) reduce the percentage in principal amount of the Outstanding Securities, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

                  (3) modify any of the provisions of this Section 9.02 or
         Section 5.13, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby.

                  A supplemental indenture that changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or that modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

                  It shall not be necessary for any Act of Holders under this
Section 9.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

SECTION 9.03. Execution of Supplemental Indentures

                  In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article Nine or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

SECTION 9.04. Effect of Supplemental Indentures

                  Upon the execution of any supplemental indenture under this Article Nine, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

SECTION 9.05. Conformity With Trust Indenture Act

                  Every supplemental indenture executed pursuant to this Article Nine shall conform to the requirements of the Trust Indenture Act as then in effect.

SECTION 9.06. Reference in Securities to Supplemental Indentures


                  Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article Nine may, and shall, if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities.

                                   ARTICLE TEN

                                    COVENANTS


SECTION 10.01. Payment of Principal and Interest

                  For the benefit of each series of Securities, the Company will duly and punctually pay the principal of (and premium, if any) and interest, if any, on the Securities of that series in accordance with the terms of such Securities and this Indenture.

SECTION 10.02. Maintenance of Office or Agency

                  The Company will maintain in the Borough of Manhattan, The City of New York, an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

                  The Company may also from time to time designate one or more other offices or agencies (in or outside The City of New York) where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, The City of New York, for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

SECTION 10.03. Money for Security Payments To Be Held in Trust


                  If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of (or premium, if any) or interest, if any, on any of the securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (or premium, if any) or interest, if any, so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

                  Whenever the Company shall have one or more Paying Agents, it will, on each due date of the principal of (or premium, if any) or interest, if any, on any Securities, deposit with a Paying Agent a sum sufficient to pay the principal or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

                  The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section 10.3, that such Paying Agent will:

                  (a) hold all sums held by it for the payment of the principal of (or premium, if any) or interest, if any, on Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                  (b) give the Trustee notice of any default by the Company (or any other obligor upon the Securities of that series) in the making of any payment of principal of (or premium, if any, on) or interest, if any, on the Securities of that series when the same shall be due and payable; and

                  (c) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

SECTION 10.04. Limitation on Liens

                  The Company will not itself, and will not permit any Restricted Subsidiary to, incur, issue, assume or guarantee any Debt secured after the date hereof by pledge of, or mortgage or lien on (herein referred to as "Lien"), any Principal Property of the Company or any Restricted Subsidiary or any shares of Capital Stock of or Debt of any Restricted Subsidiary, without effectively providing that the Securities (together with, if the Company shall so determine, any other Debt of the Company or such Restricted Subsidiary then existing or thereafter created which is not subordinate to the Securities) shall be secured equally and ratably with (or, at the option of the Company, prior to) such secured Debt, so long as such secured Debt shall be so secured, unless, after giving effect thereto, the aggregate amount of all such secured Debt of the Company and the Restricted Subsidiaries would not at that time exceed 10% of Consolidated Net Tangible Assets; provided, however, that this Section 10.04 shall not apply to, and there shall be excluded from secured Debt in any computation under this Section 10.04, Debt secured by:

                  (1) Liens on any property or any interest therein, construction thereon or improvement thereto to secure all or any part of the costs incurred after the date hereof for surveying, exploration, drilling, mining or other extraction, development, construction, alteration, repair or improvement of, in, under or on such property or to secure Debt incurred to provide funds for any such purpose (it being understood that, in the case of oil, gas or mineral properties, or interests therein, costs incurred after the date hereof for "development" shall include costs incurred for all facilities relating to such properties or to projects, ventures or other arrangements of which such properties form a part or which relate to such properties or interests, which facilities may include, without limitation, any drilling equipment, production equipment and platforms or mining equipment, pipelines, pumping stations or other pipeline facilities; terminals or warehouses or storage facilities; bulk plants; production, separation, dehydration, extraction, treating and processing facilities; gasification or gas liquefying facilities, flares, stacks or burning towers; flotation mills, crushers and ore handling facilities; tank cars, tankers, barges, ships, trucks, automobiles, airplanes or other marine, automotive, aeronautical or other similar moveable facilities or equipment; computer systems and associated programs or office equipment; roads, airports and docks (including drydocks); reservoirs or waste disposal facilities; sewers, generating plants or electric lines; telephone and telegraph lines, radio and other communications facilities; townsites, housing facilities, recreation halls, stores and other related facilities; and similar facilities and equipment of or associated with any of the foregoing, whether or not in whole or in part located or from time to time located at or on such properties, projects, ventures or the situs of such other arrangements;

                  (2) Liens or the creation of encumbrances on an oil and/or gas or mineral producing property to secure obligations incurred or guarantees of obligations incurred in connection with or necessarily incidental to commitments of purchase or sale of, or the transportation or distribution of, the products derived from such property;

                  (3) Liens on drilling equipment, production equipment and platforms or mining equipment, pipelines, pumping stations or other pipeline facilities; terminals or warehouses or storage facilities; bulk plants; production, separation, dehydration, extraction, treating and processing facilities; gasification or gas liquefying facilities, flares, stacks or burning towers; flotation mills, crushers and ore handling facilities; tank cars, tankers, barges, ships, trucks, automobiles, airplanes or other marine, automotive, aeronautical or other similar moveable facilities or equipment; computer systems and associated programs or office equipment; roads, airports and docks (including drydocks); reservoirs or waste disposal facilities; sewers, generating plants or electric lines; telephone and telegraph lines, radio and other communications facilities; townsites, housing facilities, recreation halls, stores and other related facilities; real and personal property used primarily for purposes other than those of Principal Properties; and similar facilities and equipment of or associated with any of the foregoing, whether or not in whole or in part located or from time to time located at or on such properties, projects, ventures or the situs of such other arrangements;

                  (4) Liens on property existing at the time of acquisition of such property or mortgages to secure the payment of all or any part of the purchase price of such property or to secure any Debt, incurred prior to, at the time of or within 24 months after the acquisition of such property for the purpose of financing all or any part of the purchase price thereof;

                  (5) Liens (a) in favor of the United States of America or any state thereof, or any other country, or any municipality therein or any political subdivision, department, agency or instrumentality of any of them to secure moneys borrowed from or by such authorities, whether or not such moneys are borrowed or the repayment thereof is guaranteed by the Company or by a Restricted Subsidiary, including, without limitation, Liens to secure Debt issued, assumed or guaranteed in pollution control or industrial revenue bond financings, or (b) to secure the performance of any covenant or obligation to or in favor of or entered into at the request of such authorities where such security is required pursuant to any contract, order, direction, regulation or statute;

                  (6) Liens in existence prior to the date hereof;

                  (7) Liens by any Restricted Subsidiary pursuant to the terms of any trust deed or similar document entered into by such Restricted Subsidiary, or by a predecessor of such Restricted Subsidiary, prior to the date when it became a Subsidiary;

                  (8) Liens existing on any of the properties of, or on any shares of Capital Stock or Debt of, a corporation (including, but not limited to, a Restricted Subsidiary) at the time when such corporation becomes a Subsidiary or is consolidated with or merged into the Company or a Subsidiary or Liens existing upon property, Capital Stock or Debt at the time of acquisition thereof;

                  (9) Liens which secure only indebtedness owing by a Subsidiary to the Company or by a Subsidiary or the Company to a Subsidiary;

                  (10) any extension, renewal or replacement (or successive extensions, renewals or replacements), as a whole or in part, of any Lien referred to in the foregoing clauses (1) to (9) inclusive, so long as such extension, renewal or replacement of such Lien is limited to all or any part of the same property, shares of Capital Stock or Debt that secured the Lien extended, renewed or replaced (plus improvements on such property);

                  (11) pledges or deposits under workmen's compensation, unemployment insurance or similar statutes, mechanics', workmen's, repairmen's, materialmen's, carriers' or other similar Liens arising in the ordinary course of business or deposits or pledges to obtain the release of any such Liens;

                  (12) Liens (a) created by or resulting from any litigation or other proceedings, including Liens arising out of judgments or awards against the Company or any Restricted Subsidiary, with respect to which the Company or such Restricted Subsidiary is in good faith prosecuting an appeal or proceeding for review, or (b) incurred by the Company or any Restricted Subsidiary for the purpose of obtaining a stay or discharge in the course of any legal proceeding to which the Company or such Restricted Subsidiary is a party;

                  (13) Liens for taxes or assessments or governmental charges or levies not yet due or delinquent, or which can thereafter be paid without penalty, or which are being contested in good faith by appropriate proceedings, landlord's Liens on property held under lease, and other Liens of a nature similar to those hereinabove described in this clause (13) which do not, in the opinion of the Company or any Restricted Subsidiary, materially impair the use of such property in the operation of the business of the Company or such Restricted Subsidiary or the value of such property for the purpose of such business;

                  (14) easements, rights-of-way, restrictions and other similar charges or encumbrances not interfering with the ordinary conduct of the business of the Company or any Restricted Subsidiary; and

                  (15) Liens secured by pipeline assets of El Paso Natural Gas Company;

and provided, further, that the following types of transactions, among others, shall not be deemed to create Debt secured by a Lien: the sale (including any forward sale) or other transfer of (i) oil, gas, gold or other minerals, whether in place or when produced, for a period of time until, or in an amount such that, the purchaser will realize therefrom a specified amount of money (however determined) or a specified amount of such minerals, or (ii) any other interest in property of the character commonly referred to as a "production payment", "ore payment", "royalty interest", "overriding royalty interest" or "mineral payment", or farmouts, the creation of working interest, joint operating or unitization agreements, or other similar transactions.

SECTION 10.05. Waiver of Certain Covenants

                  The Company may omit in any particular instance to comply with any covenant or condition set forth in Section 10.04 if, before or after the time for such compliance, the Holders of at least a majority in principal amount of the Outstanding Securities of each series shall, by notice to the Trustee, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect.


                                 ARTICLE ELEVEN

                            REDEMPTION OF SECURITIES


SECTION 11.01. Applicability of Article

                  Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified, as contemplated by Section 3.01 for Securities of any series) in accordance with this Article Eleven; provided, however, that if any provision of any such Security shall conflict with any provision of this Article Eleven, the provision of such Security shall govern. Except as otherwise set forth in any Security, each Security shall be subject to partial redemption only in the amount of $1,000 or integral multiples thereof.

SECTION 11.02. Election To Redeem; Notice to Trustee


                  The right of the Company to elect to redeem any Securities of any series shall be set forth in the terms of such Securities of such series established in accordance with Section 3.01. In case of any redemption at the election of the Company of less than all the Securities of any series, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities of such series to be redeemed and shall deliver to the Trustee such documentation and records as shall enable the Trustee to select the Securities to be redeemed pursuant to Section 11.03. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction.

SECTION 11.03. Selection by Trustee of Securities To Be Redeemed


                  If less than all the Securities of any series are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by such method as may be specified by the terms of such Securities or, if no such method is so specified, by such method as the Trustee shall deem appropriate and which may provide for the selection for redemption of portions of the principal amount of Securities of such series.

                  The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

                  For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

SECTION 11.04. Notice of Redemption

                  Notice of redemption shall be given by the Company or, at the Company's request, by the Trustee to the Holders of the Securities to be redeemed, by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at such Holder's address appearing in the Securities Register.

                  All notices of redemption shall state:

                  (1) the Redemption Date;

                  (2) the Redemption Price;

                  (3) if less than all the Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Securities to be redeemed;

                  (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date;

                  (5) the place or places where such Securities are to be surrendered for payment of the Redemption Price;

                  (6) that the redemption is for a sinking fund, if such is the case; and

                  (7) the applicable CUSIP numbers.

SECTION 11.05. Deposit of Redemption Price

                  On or before any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 10.03) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date.

SECTION 11.06. Securities Payable on Redemption Date


                  Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price and at the place or places therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest, if any) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 3.07.

                  If any Security called for redemption shall not be so paid upon surrender therefor, the Redemption Price shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

SECTION 11.07. Securities Redeemed in Part

                  Any Security that is to be redeemed only in part shall be surrendered at the place of payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to, the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.


                                 ARTICLE TWELVE

                                  SINKING FUNDS


SECTION 12.01. Applicability of Article

                  The provisions of this Article Twelve shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise contemplated by Section 3.01 for Securities of such series; provided, however, that if any provision of any such Security shall conflict with any provision of this Article Twelve, the provision of such Security shall govern.

                  The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment," and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment." If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 12.02. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

SECTION 12.02. Satisfaction of Sinking Fund Payments With Securities


                  The Company may (i) deliver to the Trustee Outstanding Securities of a series (other than any previously called for redemption) theretofore purchased or otherwise acquired by the Company and (ii) receive credit for Securities of a series which have been previously delivered to the Trustee by the Company or for Securities of a series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of the same series required to be made pursuant to the terms of such Securities as provided for by the terms of such series; provided that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

SECTION 12.03. Redemption of Securities for Sinking Fund


                  Not less than 60 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering or crediting Securities of that series pursuant to Section 12.02 (which Securities will, if not previously delivered, accompany such certificate) and whether the Company intends to exercise its right to make a permitted optional sinking fund payment with respect to such series. Such certificate shall be irrevocable and upon its delivery the Company shall be obligated to make the cash payment or payments therein referred to, if any, on or before the next succeeding sinking fund payment date. In the case of the failure of the Company to deliver such certificate, the sinking fund payment due on the next succeeding sinking fund payment date for that series shall be paid entirely in cash and shall be sufficient to redeem the principal amount of such Securities subject to a mandatory sinking fund payment without the option to deliver or credit Securities of such series as provided in Section 12.02 and without the right to make any optional sinking fund payment, if any, with respect to such series.

                  Not more than 60 days before each such sinking fund payment date, the Trustee shall select the Securities of such series to be redeemed upon such sinking fund payment date in the manner specified in Section 11.03 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 11.04. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 11.06 and 11.07.

                  On or prior to any sinking fund payment date, the Company shall pay to the Trustee in cash a sum equal to any interest accrued to the date fixed for redemption of Securities or portions thereof to be redeemed on such sinking fund payment date pursuant to this Section 12.03.

                  This instrument may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed all as of the day and year first above written.



                                   BURLINGTON RESOURCES INC.,
                                   as Issuer



                                   By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                   CITIBANK, N.A., as Trustee


                                   By:
                                          --------------------------------------
                                          Name:
                                          Title: